UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

This Amendment No. 2 to Form 8-K (the “Form 8-K/A”) supplements information originally reported in that certain Current Report on Form 8-K of Quanterix Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2019, as amended on August 2, 2019 (as amended, the “Original Filing”).

Under Item 2.01 in the Original Filing, the Company reported, among other things, that it had completed the acquisition (the “Acquisition”) of UmanDiagnostics AB, a Swedish company located in Umea, Sweden (“Uman”), under the Share Purchase Agreement, dated as of June 26, 2019, by and among the Company, Inro Biomedtek Aktiebolag, Norsun konsult AB and Management och Skog i Umeå AB, the shareholders of Uman, and Niklas Norgren, as the Shareholders’ representative.

This Form 8-K/A amends the Original Filing to provide certain financial statements of Uman and pro forma financial information relating to the Acquisition pursuant to Rules 8-04 and 8-05 of Regulation S-X.  On September 9, 2019, the SEC, pursuant to its authority under Rule 3-13 of Regulation S-X, granted the Company a waiver from the requirements to file certain information that was otherwise required under Rules 8-04 and 8-05.  The Company believes the omitted information is immaterial and not meaningful to investors.  Except as set forth herein, this Form 8-K/A does not modify or update any other disclosure or information contained in the Original Filing and should be read in conjunction with the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The Independent Auditors Report, the audited balance sheet of Uman as of December 31, 2018 and the notes thereto are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.  The unaudited balance sheet of Uman as of June 30, 2019 and the notes thereto are attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(b)           Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of June 30, 2019 as if the Acquisition occurred on June 30, 2019 are attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(d)           Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young AB

99.1	Independent Auditors Report, the audited balance sheet of Uman as of December 31, 2018 and the notes thereto.

99.2	Unaudited balance sheet of Uman as of June 30, 2019 and the notes thereto.

99.3	Unaudited pro forma combined balance sheet as of June 30, 2019 as if the Acquisition occurred on June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Amol Chaubal
Amol Chaubal
Chief Financial Officer

Date: September 17, 2019